                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 12, 2004



                                VITAL SIGNS, INC.
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             (Exact name of registrant as specified in its charter)


             New Jersey                    0-18793             11-2279807
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(State or other jurisdiction of          (Commission          (IRS Employer
  incorporation or organization)         File Number)         Identification No.)



             20 Campus Road, Totowa, New Jersey                   07512
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:          (973) 790-1330
                                                   -----------------------------




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Item 5. Other Events.

                  On February 12, 2004, Anthony Dimun resigned as a member of the Company's Board of Directors in order to concentrate on new business ventures. Mr. Dimun did not report any disagreements with any actions of the Board.

Item 7. Financial Statements and Exhibits.

              None

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   VITAL SIGNS, INC.

                                   By:  /s/ Jay Sturm
                                        ---------------
                                        Jay Sturm
                                        Secretary


Dated: February 18, 2004




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